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                                                                    EXHIBIT 99.3



                   TENNECO INC. 2006 LONG-TERM INCENTIVE PLAN

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
                           (Employees -- 7 Year Term)


          THIS AWARD AGREEMENT (the "Agreement") is made and entered into as of the [___] day of [____], [____] by and between Tenneco Inc., a Delaware corporation (the "Company"), and [____] (the "Participant").

                                   WITNESSETH:

          WHEREAS, the Board of Directors of the Company has adopted the Tenneco Inc. 2006 Long-Term Incentive Plan (as the same may be amended from time to time in accordance with its terms, the "Plan") (capitalized terms used and not otherwise defined herein shall have the meanings given thereto in the Plan, a copy of which is attached hereto and incorporated by reference herein); and

         WHEREAS, pursuant to the authority vested in it under the Plan, the Compensation/Nominating/Governance Committee of the Board of Directors of the Company (the "Committee") has approved the granting of the Award hereinafter described to the Participant.

         NOW, THEREFORE, the Company and the Participant hereby agree as follows:

         1. Award of Option. The Company hereby grants the Participant an option (the "Option"), which shall be an NQO (a non-qualified stock option), to purchase [_______] shares (the "Option Shares") of Common Stock of the Company at the Exercise Price of [FAIR MARKET VALUE] per share, subject to adjustment in accordance with the Plan, on the terms and subject to the conditions set forth herein and in the Plan (the "Award Date" for the Option shall be the date of this Agreement).

         2. Term of Option. Except in the event of the earlier lapse or termination of the Option in accordance with this Agreement or the Plan, as to all Option Shares for which the Option has not theretofore been exercised, the Option shall be in effect during the period commencing on the Award Date and until 3:00 p.m., Lake Forest, Illinois, time on the day that immediately precedes the seventh anniversary of the date of the Award Date; provided however, that the Participant's right to exercise the Option and purchase the Option Shares shall be subject to the conditions set forth in this Agreement.

         3. Conditions of Exercise.

         (a) The Option shall vest, and the Options Shares shall become available for purchase as to all such Option Shares for which the Option has not theretofore been exercised, after the anniversary dates indicated below:

           Anniversary Of                           Fraction of Total Option Shares
             Award Date                                  Available for Purchase
           --------------                           -------------------------------
                1st                                                1/3

                2nd                                                2/3

                3rd                                                All


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         (b) Other Limitations and Provisions.

                  (i) Notwithstanding the foregoing, all Option Shares for which the Option has not theretofore been exercised shall become available for purchase if the participant's employment with the Company and its Subsidiaries terminates by (A) Retirement, (B) Total Disability of the Participant, or (C) death of the Participant while employed by the Company or one of its Subsidiaries; provided however, the Committee may allow the Participant to exercise the Option at any time, in the Committee's sole discretion. For purposes hereof, the term "Retirement" means termination of employment after the Participant has met the eligibility requirements for early or normal retirement as established in accordance with the retirement plan of the Company or its Subsidiaries covering such Participant at the time such termination occurs and the term "Total Disability" means permanent and total disability as determined under the rules and guidelines established by the Company in order to qualify for long-term disability coverage under the Company's long-term disability plan in effect at the time of such determination.

                  (ii) At any time the Option is in effect and Option Shares are available for purchase thereunder, the Option may be exercised in whole or in part.

         4. Manner of Exercise. Each Option shall be exercisable in whole or in part, and any such exercise shall be deemed to have occurred on the latest of
(i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date, or (iii) the earliest business day by which the Company has received all of the following:

         (a) Written notice, in such form as the Company may require, designating, among other things, the date of exercise and the number of Option Shares to be purchased.

         (b) Payment of the aggregate Exercise Price for the Option Shares to be purchased with respect to such exercise by delivery of:

                  (i)      cash, a personal check or bank draft; or

                  (ii) at the option of the Participant, shares of Common Stock having a Fair Market Value on the date of exercise equal to such aggregate Exercise Price; provided however, that the shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Exercise Price or must have been purchased on the open market; or

                  (iii) a combination of the methods described in clauses (i) and (ii) above; or

                  (iv) payment pursuant to any arrangement that the Company maintains to enable the Participant to elect to pay the Exercise Price upon the exercise of the Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; or

                  (v) such other form of payment as the Committee shall authorize on or before the exercise date.

         (c) Any other documentation that the Company may reasonably require.



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         5. Delivery by the Company. As promptly as practicable after receipt of all items described in Paragraph 4, the Company shall deliver to the Participant certificates issued in Participant's name for the number of shares of Common Stock purchased by the Participant (and not sold or withheld as contemplated by Paragraph 4) upon exercise of all or any applicable portion of the Option.

         6. Lapse of Options. Unless otherwise determined by the Committee in its sole discretion, the Option shall lapse at (and shall not be exercisable after) the time specified below:

         (a) If the Participant's employment with the Company and its Subsidiaries terminates by (A) Retirement, (B) Total Disability of the Participant, or (C) death of the Participant while employed by the Company or one of its Subsidiaries, the Option shall lapse at 3:00 p.m. Lake Forest, Illinois, time on the third anniversary of the date of such termination of employment (subject to earlier termination pursuant to Paragraph 2 hereof or as otherwise provided in the Plan); and

         (b) If the Participant's employment with the Company and its Subsidiaries terminates for any reason not specified in Paragraph 6(a), or if the Participant's employing Tenneco Company ceases to be a Tenneco Company, the Option shall lapse immediately upon such termination or cessation unless the Committee determines otherwise.

         7. Adjustments. The Option granted hereby, the number and kind of shares subject to the Option and the purchase price per share shall be subject to adjustments by the Committee in accordance with Section 5.2(f) of the Plan.

         8. Taxes. All distributions under the Plan, including any distribution in respect of this Option, are subject to withholding of all applicable taxes, and the delivery of any shares or other benefits under the Plan or this Option is conditioned on satisfaction of the applicable tax withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant, (b) through the surrender of shares of Common Stock which the Participant already owns, or (c) through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan; provided, however, that such shares of Common Stock under this paragraph (c) may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including without limitation payroll taxes, that are applicable to such supplemental taxable income).

         9. Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option until and unless the Participant becomes the stockholder of record of such shares. Except as provided in Paragraph 7, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the Participant becomes such shareholder of record.

         10. Employment. Neither the granting of the Option or any term or provision of this Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of the Company or any of its Subsidiaries to employ the Participant for any period of time.

         11. Nontransferability. During the Participant's lifetime, the Options shall not be transferable (voluntarily or involuntarily) and are exercisable only by the Participant or, during his disability, by his legal representative. The Options shall pass, upon death, to the beneficiary designated by the Participant on a form provided by, and filed prior to death with, the Company. If no designation is made or if the designated beneficiary does not survive the Participant's death, the Option shall pass by will or the laws of descent and distribution. Following the Participant's death, the Option, if exercisable in accordance with this Agreement, may be exercised by the person to whom such option or right passes according to the foregoing or by such person's estate, heirs or devisees.



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         12. Amendment. This Agreement may be amended, without the consent of the Participant, as follows:

         (a) The Agreement may be cancelled or amended by the Committee at any time if the Committee determines that cancellation or amendment is necessary or advisable because of any change or clarification after the Award Date of any applicable law or governmental regulation, including any applicable federal or state securities law; and

         (b) Subject to any required approval by Company stockholders, the Committee may amend or cancel this Agreement at any time for reasons other than those stated in subparagraph (a) above; provided, that no amendment or cancellation may, in the absence of written consent to the change by the Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of the Participant or any beneficiary under this Award prior to the date such amendment is adopted by the Board (it being understood that adjustments pursuant to Section 5.2(f) of the Plan shall not be subject to the foregoing limitations).

         13. Miscellaneous.

         (a) Headings. The headings in this Agreement are inserted for convenience only and shall have no significance in the interpretation of this Agreement.

         (b) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes any prior arrangements or understandings with respect thereto, written or oral. No agreements or representations, oral or otherwise expressed or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement (including the Plan).

         (c) Successors. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representative and successors.

         (d) Governing Documents and Law. In the event of any inconsistency between the terms of this Agreement and the Plan, the terms of the Plan shall control. The validity, construction and effect of this Agreement, and any actions taken or relating to this Agreement, shall be determined in accordance with the laws of the State of Illinois and applicable federal law.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

ATTEST:

ACCEPTED:                                     TENNECO INC.



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Type or Print Legal Name       (Date)         Sr. Vice President



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Signature                                     Corporate Secretary



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Social Security Number or National ID



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Street Address



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